Exhibit 99.2
[LOGO OF OLD NATIONAL BANCORP]    Old National Bancorp




                                  Financial Trends

                                  First Quarter 2003


                                  April 24, 2003


                                  Please direct inquiries to:

                                  John Poelker, Executive Vice President &
                                  Chief Financial Officer (812) 461-9099
                                  or Candice Jenkins, Vice President & Corporate Controller (812) 461-9769


               Note: 1999 data has been restated to reflect the acquisitions of
                    ANB Corporation and Heritage Financial Services, Inc. during the 1st Quarter, 2000. Dulaney Bancorp, also acquired during the 1st Quarter of 1999, was also accounted for as a pooling of interests but prior year data was not restated due to immateriality.

               Note: Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

                                                           Old National Bancorp
                                                            Financial Summary
                                                            -----------------
                                                            First Quarter 2003

                                                                                  2002                             2003
                                                                    -------------------------------  -------------------------------
 1999   2000    2001   2002                                         1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----   ----    ----   ----                                         ------- ------- ------- -------  ------- ------- ------- -------
                              Profitability
                              -------------
                              (in millions)
  93.3   61.7   93.0   117.9  NET INCOME from Continuing Operations    27.9   28.5    34.8    26.7     26.3
     -  -25.7   -5.9     8.3  NON-OPERATING Income (Expense)              -      -     8.3       -        -
  93.3   87.4   99.0   109.6  OPERATING EARNINGS (2)                   27.9   28.5    26.5    26.7     26.3
  95.5   91.5  105.1   110.7  OPERATING CASH EARNINGS (1)              28.1   28.7    26.9    27.0     26.7
------------------------------------------------------------------------------------------------------------------------------------

                              Diluted EPS
                              -----------
  1.37   0.94   1.42    1.84  Net Income from Continuing Operations    0.43   0.44    0.55    0.42     0.41
     -  -0.37  -0.09    0.13  Non-Operating                               -      -    0.13       -        -
  1.37   1.31   1.51    1.71  Operating (2)                            0.43   0.44    0.42    0.42     0.41
  1.41   1.38   1.61    1.72  Operating Cash (1)                       0.43   0.45    0.42    0.42     0.42
------------------------------------------------------------------------------------------------------------------------------------

                              Net Income Ratios
                              -----------------
15.13% 10.11% 14.91%  17.84%  Return on Common Equity (3)            17.55% 17.31%  20.74%  15.77%   15.07%
 1.20%  0.73%  1.05%   1.27%  Return on Assets                        1.23%  1.24%   1.49%   1.13%    1.11%

                              Operating  Ratios
                              -----------------
 1.20%  1.03%  1.12%   1.18%  Return on Assets (2)                    1.23%  1.24%   1.14%   1.13%    1.11%
 58.6%  58.3%  57.6%   56.5%  Efficiency Ratio (2)                    55.3%  54.7%   56.6%   59.2%    58.9%
 4.09%  3.65%  3.77%   3.65%  Net Interest Margin                     3.81%  3.71%   3.60%   3.50%    3.46%
 0.17%  0.39%  0.45%   0.34%  Net Charge-offs / Average Loans         0.33%  0.23%   0.39%   0.41%    0.89%
------------------------------------------------------------------------------------------------------------------------------------

                              Capital Ratios:
                              ---------------
                              Risk-Based Capital Ratios (end of period):
 10.6%   9.2%   9.3%   11.1%    Tier 1                                 9.7%  11.5%   11.3%   11.1%    11.3%
 12.1%  10.4%  12.8%   14.8%    Total                                 13.4%  15.1%   14.9%   14.8%    15.0%
  7.5%   6.7%   6.6%    7.5%  Leverage Ratio (to average assets)       6.7%   7.8%    7.7%    7.5%     7.6%

 7.90%  6.92%  7.27%   7.47%  Total equity to assets (averages)       7.21%  7.29%   7.67%   7.68%    7.88%
------------------------------------------------------------------------------------------------------------------------------------

                              Stock Price/ Dividend Ratios:
                              -----------------------------
  0.54   0.59   0.62    0.69  Per Share Dividend                       0.16   0.16    0.18    0.19     0.19
   39%    44%    41%     40%  Dividend Payout Ratio                     38%    37%     43%     43%      46%
 26.69  25.86  22.90   23.14  Stock Price at EOP                      23.31  24.24   23.68   23.14    21.40
  8.94   9.43   9.95   11.60  Book Value Per Share                    10.08  10.83   11.42   11.60    11.68

                              (1) Excludes after-tax impact of amortization of intangible assets.
                              (2) Operating earnings exclude gains on branch divestitures and restructuring charges.
                              (3) Excludes other comprehensive income.                                           PAGE 1

                                                  Old National Bancorp
                                                     INCOME STATEMENT
                                                     ---------------
                                           ($ In Millions except EPS information)
   Three Months           Change                                                       First Quarter                 Change
------------------  -----------------                                           --------------------------   ----------------------
  2003      2002        $        %                                                 2003             2002          $           %
--------  --------  --------  -------                                           ---------        ---------   ---------     --------
$ 130.0   $ 146.2   $ (16.3)     -11%    Interest Income - FTE                   $ 130.0          $ 146.2     $ (16.3)        -11%
   53.8      65.9     (12.1)     -18%    Less:  Interest Expense                    53.8             65.9       (12.1)        -18%
--------  --------  --------  -------                                           ---------        ---------   ---------     --------

   76.2      80.3      (4.2)      -5%    Net Interest Income - FTE                  76.2             80.3        (4.2)         -5%

    7.4       5.0       2.4       48%    Trust and asset management fees             7.4              5.0         2.4          48%
   10.8       9.3       1.4       15%    Service charges on deposit accounts        10.8              9.3         1.4          15%
    8.2       4.2       4.1       97%    Insurance premiums and commissions          8.2              4.2         4.1          97%
    2.7       1.8       0.9       51%    Investment product fees                     2.7              1.8         0.9          51%
    4.4       3.4       1.0       29%    Mortgage banking revenue                    4.4              3.4         1.0          29%
    6.7       5.2       1.5       28%    Other income                                6.7              5.2         1.5          28%
--------  --------  --------  -------                                           ---------        ---------   ---------     --------
   40.2      28.9      11.2       39%      Total Fees and Service Charges           40.2             28.9        11.2          39%

    2.7       1.6       1.2       74%    Gains (Losses) Sales of Securities          2.7              1.6         1.2          74%

   42.9      30.5      12.4       41%      Total Noninterest Income                 42.9             30.5        12.4          41%

  119.1     110.9       8.3        7%      Total Revenues (FTE)                    119.1            110.9         8.3           7%

   41.7      36.2       5.5       15%    Salaries and employee benefits             41.7             36.2         5.5          15%
   28.5      25.1       3.4       14%    Other expense                              28.5             25.1         3.4          14%
--------  --------  --------  -------                                           ---------        ---------   ---------     --------

   70.2      61.3       8.9       15%      Total Noninterest Expense                70.2             61.3         8.9          15%

    9.0       7.5       1.5       20%    Provision for loan losses                   9.0              7.5         1.5          20%

   39.9      42.1      (2.1)      -5%      Pre-Tax Income (FTE)                     39.9             42.1        (2.1)         -5%

    7.3       8.3      (1.0)     -12%    Income Taxes                                7.3              8.3        (1.0)        -12%
    6.4       5.9       0.5        8%    FTE Adjustment                              6.4              5.9         0.5           8%
--------  --------  --------  -------                                           ---------        ---------   ---------     --------

   13.7      14.2      (0.5)      -4%      Total Taxes (FTE)                        13.7             14.2        (0.5)         -4%

   26.3      27.9      (1.6)      -6%       Operating Earnings (1)                  26.3             27.9        (1.6)         -6%
      -         -         -       N/M    Non-Operating Income (Expense)                -                -           -          N/M
-------------------------------------                                           ---------------------------------------------------
 $ 26.3    $ 27.9    $ (1.6)      -6%       Net Income from Cont. Ops.            $ 26.3           $ 27.9      $ (1.6)         -6%
=====================================                                           ===================================================

   0.41      0.43     (0.02)      -5%    EPS - Diluted Net Income from Cont. Ops.   0.41             0.43       (0.02)         -5%
      -         -         -       N/M    EPS - Non-Operating                           -                -           -          N/M
   0.41      0.43     (0.02)      -5%    EPS - Diluted Operating (1)                0.41             0.43       (0.02)         -5%
   0.42      0.43     (0.01)      -2%    EPS - Diluted Operating Cash (2)           0.42             0.43       (0.01)         -2%

 63,593    64,219      (626)      -1%    EOP Shares Outstanding (000s)            63,593           64,219        (626)         -1%
 63,704    64,184      (480)      -1%    Average Basic Shares (000s)              63,704           64,184        (480)         -1%
 63,757    64,281      (524)      -1%    Average Diluted Shares (000s)            63,757           64,281        (524)         -1%

                                         FTE - Fully taxable equivalent basis
                                         (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                                         (2) Excludes after-tax impact of amortization of intangible assets.                  PAGE 2

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
                                                       Old National Bancorp
                                                        NET INCOME TRENDS
                                                        -----------------
                                                        First Quarter 2003

                                                                                  2002                             2003
                                                                    -------------------------------  -------------------------------
 1999   2000   2001   2002                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----   ----   ----   ----                                          ------- ------- ------- -------  ------- ------- ------- -------
 583.7  657.9  651.0  572.6  Interest Income - FTE                   146.2   146.0   142.7   137.7    130.0
 284.6  368.4  338.4  258.0  Less: Interest Expense                   65.9    66.4    64.7    61.0     53.8
---------------------------                                         -------------------------------  -------------------------------
 299.2  289.5  312.6  314.6  Net Interest Income - FTE                80.3    79.6    78.0    76.7     76.2

  21.7   22.6   20.7   24.4  Trust and asset management fees           5.0     5.1     7.3     7.0      7.4
  25.0   34.3   40.5   42.0  Service charges on deposit accounts       9.3    10.2    10.8    11.6     10.8
   6.6   11.5   13.3   16.7  Insurance premiums and commissions        4.2     4.2     3.3     5.0      8.2
   6.4    7.1    6.8    9.0  Investment product fees                   1.8     2.1     2.5     2.6      2.7
   2.0    2.6    9.7   14.5  Mortgage banking revenue                  3.4     2.7     3.9     4.5      4.4
  18.8   23.7   17.2   23.0  Other income                              5.2     5.9     6.4     5.5      6.7
  80.5  101.8  108.2  129.6    Total Fees and Service Charges         28.9    30.2    34.2    36.2     40.2

   2.6   -0.1    4.8   12.4  Gains (Losses) Sales of Securities        1.6     1.0     5.8     4.1      2.7

  83.2  101.7  113.0  142.0    Total Noninterest Income               30.5    31.1    40.0    40.4     42.9

 382.3  391.2  425.6  456.6    Total Revenues (FTE)                  110.9   110.8   118.0   117.0    119.1

 129.4  130.2  138.2  148.4  Salaries and employee benefits           36.2    34.8    38.7    38.7     41.7
  94.5   97.8  106.9  109.4  Other expense                            25.1    25.7    28.0    30.6     28.5

 223.9  228.0  245.1  257.8    Total Noninterest Expense              61.3    60.5    66.7    69.3     70.2

  14.8   26.0   28.7   33.5  Provision for loan losses                 7.5     7.5    11.0     7.5      9.0

 143.6  137.2  151.8  165.3    Pre-Tax Income (FTE)                   42.1    42.7    40.3    40.2     39.9

  32.4   30.1   31.5   30.5  Income Taxes                              8.3     7.9     7.3     6.9      7.3
  17.9   19.6   21.3   25.2  FTE Adjustment                            5.9     6.3     6.4     6.6      6.4

  50.4   49.8   52.8   55.6    Total Taxes (FTE)                      14.2    14.2    13.7    13.5     13.7

  93.3   87.4   99.0  109.6   Operating Earnings (1)                  27.9    28.5    26.5    26.7     26.3
     -  -25.7   -5.9    8.3  Non-Operating Income (Expense)              -       -     8.3       -        -
  93.3   61.7   93.0  117.9    Net Income from Cont. Ops.             27.9    28.5    34.8    26.7     26.3

  1.37   0.94   1.42   1.84  EPS - Diluted Net Income from Cont. Ops. 0.43    0.44    0.55    0.42     0.41
     -  -0.37  -0.09   0.13  EPS - Non-Operating                         -       -    0.13       -        -
  1.37   1.31   1.51   1.71  EPS - Diluted Operating  (1)             0.43    0.44    0.42    0.42     0.41
  1.41   1.38   1.61   1.72  EPS - Diluted Operating Cash (2)         0.43    0.45    0.42    0.42     0.42

68,549 66,371 65,341 64,103  Average Diluted Shares (000s)          64,281  64,383  64,075  63,679   63,757

                                     FTE - Fully taxable equivalent basis
                                     (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                                     (2) Excludes after-tax impact of amortization of intangible assets.                      PAGE 3

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
                                                              Old National Bancorp
                                                              Balance Sheet (EOP)
                                                              -------------------
                                                               First Quarter 2003
                                                                ($ in Millions)

                                                    3/31/03     12/31/02      3/31/02   Change from Prior Year
                                                  ----------   ----------   ----------  ----------------------
                                                                                             $           %
                                                                                         --------     -------
Assets
    Government and Agencies                       $    640.8   $    782.6   $    594.0   $   46.8          8%
    Municipals                                         683.7        708.2        601.6       82.1         14%
    Mortgage Backed                                  1,870.6      1,481.4      1,288.3      582.3         45%
    Other                                              125.6        118.9        135.6      (10.0)        -7%
                                                  ----------   ----------   ----------   --------     -------
  Total Investments                                  3,320.7      3,091.0      2,619.5      701.2         27%
                                                  ----------   ----------   ----------   --------     -------
  Loans
    Commercial                                       1,690.4      1,696.3      1,693.6       (3.2)         0%
    Commercial and Agriculture Real Estate           1,871.9      1,883.3      1,848.9       22.9          1%
    Consumer                                         1,050.3      1,053.6      1,035.7       14.6          1%
                                                  ----------   ----------   ----------   --------     -------
        Subtotal                                     4,612.6      4,633.2      4,578.3       34.3          1%
    Residential Real Estate                          1,027.3      1,136.4      1,349.6     (322.3)       -24%
                                                  ----------   ----------   ----------   --------     -------
  Total Loans                                        5,639.9      5,769.6      5,927.9     (288.0)        -5%
                                                  ----------   ----------   ----------   --------     -------
     Total Earning Assets                            8,960.6      8,860.7      8,547.4      413.2          5%
                                                  ----------   ----------   ----------   --------     -------

Allowance for loan losses                              (84.0)       (87.7)       (76.8)      (7.2)         9%
Nonearning assets
    Goodwill and Intangible assets                     137.7        137.7         87.7       50.0         57%
    Other assets                                       710.9        702.0        610.8      100.1         16%
                                                  ----------   ----------   ----------   --------     -------
Total Nonearning assets                                848.6        839.6        698.5      150.1         21%
                                                  ----------   ----------   ----------   --------     -------

                                                  ----------   ----------   ----------   --------     -------
     Total Assets                                 $  9,725.2   $  9,612.6   $  9,169.1   $  556.1          6%
                                                  ==========   ==========   ==========   ========     =======

Liabilities and Equity
  Noninterest-bearing demand deposits             $    727.1   $    778.4   $    708.6   $   18.5          3%
  NOW and Savings accounts                           1,912.1      1,841.3      1,577.1      335.0         21%
  Money market accounts                                594.1        588.6        698.5     (104.4)       -15%
  Other time                                         2,830.5      2,979.5      3,249.0     (418.5)       -13%

                                                  ----------   ----------   ----------   --------     -------
     Total Core Deposits                             6,063.8      6,187.8      6,233.1     (169.3)        -3%
                                                  ----------   ----------   ----------   --------     -------

Borrowed Funds (includes Brokered CD's)              2,761.9      2,567.7      2,203.1      558.9         25%

Accrued expenses and other liabilities                 156.4        116.4         85.8       70.5         82%

                                                  ----------   ----------   ----------   --------     -------
     Total Liabilities                               8,982.1      8,871.8      8,522.0      460.1          5%
                                                  ----------   ----------   ----------   --------     -------

Shareholders' equity                                   743.0        740.7        647.0       96.0         15%

                                                  ----------   ----------   ----------   --------     -------
     Total Liabilities and Shareholders Equity    $  9,725.2   $  9,612.6   $  9,169.1   $  556.1          6%
                                                  ==========   ==========   ==========   ========     =======
                                                                                                                              PAGE 4
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
                                                          Old National Bancorp
                                                          Balance Sheet Trends
                                                          --------------------
                                                            PERIOD AVERAGES
                                                            ($ in Millions)

 1999   2000   2001   2002                                                      2002                              2003
 ----   ----   ----   ----                                         -------------------------------  -------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
                            Assets
                              Securities
 $ 404  $ 513  $ 482  $ 593     Government and Agencies              $ 607   $ 563   $ 565   $ 637    $ 708
   551    542    582    656     Municipals                             602     624     688     710      689
   829    666    773  1,342     Mortgage Backed                      1,099   1,351   1,436   1,480    1,573
   103    122    181    146     Other                                  142     144     145     154      128
---------------------------                                        -------------------------------  -------------------------------
 1,887  1,842  2,018  2,737   Total Investments                      2,450   2,682   2,834   2,981    3,098
---------------------------                                        -------------------------------  -------------------------------
                              Loans
 1,278  1,476  1,692  1,690     Commercial                           1,698   1,701   1,690   1,673    1,677
 1,211  1,538  1,855  1,844     Commercial and Agriculture Real
                                  Estate                             1,842   1,853   1,832   1,851    1,876
   856    986  1,052  1,057     Consumer                             1,045   1,051   1,066   1,065    1,054
---------------------------                                        -------------------------------  -------------------------------
 3,345  4,000  4,599  4,592         Subtotal                         4,584   4,606   4,588   4,589    4,607
 2,081  2,088  1,682  1,287     Residential Real Estate              1,406   1,300   1,247   1,193    1,091
---------------------------                                        -------------------------------  -------------------------------
 5,425  6,088  6,281  5,878   Total Loans                            5,991   5,906   5,835   5,782    5,698
---------------------------                                        -------------------------------  -------------------------------
 7,313  7,930  8,299  8,615      Total Earning Assets                8,441   8,588   8,669   8,763    8,796
---------------------------                                        -------------------------------  -------------------------------

   (64)   (71)   (74)   (81)Allowance for loan losses                  (76)    (79)    (83)    (88)     (89)
   537    592    640    730 Nonearning assets                          705     713     742     761      794

---------------------------                                        -------------------------------  -------------------------------
$7,785 $8,451 $8,864 $9,264      Total Assets                      $ 9,069 $ 9,222 $ 9,328 $ 9,436  $ 9,501
===========================                                        ===============================  ===============================

                            Liabilities and Equity
 $ 613  $ 637  $ 664  $ 712   Noninterest-bearing demand deposits    $ 709   $ 705   $ 707   $ 728    $ 730
 1,290  1,299  1,339  1,678   NOW and Savings accounts               1,539   1,650   1,716   1,809    1,871
   712    712    778    644   Money market accounts                    699     666     612     599      590
 2,610  2,713  3,065  3,146   Other time                             3,223   3,208   3,136   3,019    2,900

---------------------------                                        -------------------------------  -------------------------------
 5,226  5,361  5,847  6,181      Total Core Deposits                 6,170   6,229   6,171   6,156    6,091
---------------------------                                        -------------------------------  -------------------------------

 1,844  2,417  2,287  2,294 Borrowed Funds (includes Brokered CD's)  2,153   2,232   2,346   2,446    2,541

   100     89     86     97 Accrued expenses and other liabilities      92      89      96     110      121

---------------------------                                        -------------------------------  -------------------------------
 7,170  7,866  8,220  8,572      Total Liabilities                   8,415   8,550   8,613   8,711    8,753
---------------------------                                        -------------------------------  -------------------------------

   615    585    644    692 Shareholders' equity                       654     673     715     725      749

---------------------------                                        -------------------------------  -------------------------------
$7,785 $8,451 $8,864 $9,264      Total Liabilities and Equity      $ 9,069 $ 9,222 $ 9,328 $ 9,436  $ 9,501
===========================                                        ===============================  ===============================
                                                                                                                              PAGE 5
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
                                                         Old National Bancorp
                                                   Interest Rate Trends (FTE basis)
                                                   --------------------------------
                                                           PERIOD AVERAGES

1999  2000  2001  2002                                                           2002                             2003
----  ----  ----  ----                                             -------------------------------  -------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
                        Earning Assets
                          Securities
6.38% 6.80% 6.17% 4.55%     Government and Agencies                 4.83%   4.77%   4.54%    4.09%   3.99%
7.47% 7.49% 7.07% 7.13%     Municipals                              7.21%   7.28%   6.97%    7.08%   7.08%
6.45% 6.84% 6.46% 5.45%     Mortgage Backed                         5.75%   5.76%   5.51%    4.88%   4.50%
6.57% 7.52% 6.05% 5.14%     Other                                   5.38%   5.32%   5.30%    4.59%   4.83%
-----------------------                                            -------------------------------  -------------------------------
6.74% 7.07% 6.53% 5.64% Total Investments                           5.86%   5.89%   5.66%    5.22%   4.97%
-----------------------                                            -------------------------------  -------------------------------
                          Loans
8.74% 9.28% 8.18% 6.58%     Commercial                              6.90%   6.67%   6.47%    6.27%   5.95%
8.15% 8.63% 8.22% 6.93%     Commercial and Agriculture Real Estate  7.35%   7.04%   6.85%    6.50%   6.25%
9.57% 9.38% 9.28% 8.04%     Consumer                                8.38%   8.16%   7.95%    7.70%   7.55%
-----------------------                                            -------------------------------  -------------------------------
8.74% 9.05% 8.45% 7.06%          Subtotal                           7.42%   7.16%   6.97%    6.69%   6.44%
7.89% 7.93% 7.77% 7.32%     Residential Real Estate                 7.54%   7.47%   7.06%    7.16%   6.72%
-----------------------                                            -------------------------------  -------------------------------
8.41% 8.67% 8.27% 7.11%   Total Loans                               7.45%   7.23%   6.99%    6.79%   6.49%
-----------------------                                            -------------------------------  -------------------------------

-----------------------                                            -------------------------------  -------------------------------
7.98% 8.30% 7.84% 6.65%      Total Earning Assets                   6.98%   6.81%   6.55%    6.26%   5.95%
=======================                                            ===============================  ===============================


                        Interest-bearing Liabilities
1.70% 1.94% 1.68% 1.22%   NOW and Savings accounts                  1.16%   1.23%   1.32%    1.17%   0.99%
3.85% 4.88% 3.32% 1.55%   Money market accounts                     1.65%   1.64%   1.60%    1.30%   1.11%
5.18% 5.64% 5.52% 4.58%   Other time                                4.70%   4.65%   4.53%    4.43%   4.24%

-----------------------                                            -------------------------------  -------------------------------
4.00% 4.51% 4.20% 3.19%      Total Interest-Bearing Deposits        3.31%   3.27%   3.20%    3.00%   2.77%
-----------------------                                            -------------------------------  -------------------------------

5.43% 6.43% 5.29% 3.63% Borrowed Funds (includes Brokered CD's)     4.01%   3.83%   3.50%    3.25%   2.75%

-----------------------                                            -------------------------------  -------------------------------
4.41% 5.16% 4.53% 3.32%      Total Interest-Bearing Liabilities     3.51%   3.43%   3.29%    3.07%   2.76%
=======================                                            ===============================  ===============================

3.58% 3.14% 3.31% 3.32% Net Interest Rate Spread                    3.47%   3.38%   3.27%    3.18%   3.19%

4.09% 3.65% 3.77% 3.65% Net Interest Margin                         3.81%   3.71%   3.60%    3.50%   3.46%

                                                                                                                              PAGE 6

                                                       Old National Bancorp
                                                          Asset Quality
                                                          -------------
                                                          End of Period
                                                         ($ in Millions)

  1999    2000    2001     2002                                                   2002                             2003
  ----    ----    ----     ----                                     -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
   59.4    65.7    73.8     74.2 Beginning allowance for loan losses   74.2    76.8    80.9    86.1     87.7

   14.8    26.0    28.7     33.5   Provision for loan losses            7.5     7.5    11.0     7.5      9.0

    1.0     6.0       -        -   Acquired from acquisition              -       -       -       -        -

  (16.9)  (29.3)  (36.2)   (27.6)     Gross charge-offs                (6.8)   (5.4)   (7.8)   (7.6)   (14.3)
    7.4     5.5     7.9      7.6      Gross recoveries                  1.9     2.0     2.0     1.7      1.6

---------------------------------                                   -------------------------------  -------------------------------
   (9.5)  (23.9)  (28.3)   (20.0)  Net Charge-offs                     (4.9)   (3.4)   (5.7)   (5.9)   (12.7)
---------------------------------                                   -------------------------------  -------------------------------

---------------------------------                                   -------------------------------  -------------------------------
   65.7    73.8    74.2     87.7 Ending allowance for loan losses      76.8    80.9    86.1    87.7     84.0
=================================                                   ===============================  ===============================


  0.17%   0.39%   0.45%    0.34% Net Charge-offs / Average Loans      0.33%   0.23%   0.39%   0.41%    0.89%

5,425.1 6,087.9 6,281.0  5,878.3 Average Loans Outstanding          5,990.6 5,906.0 5,834.9 5,781.6  5,698.0

5,714.7 6,348.3 6,132.9  5,769.6 EOP Loans Outstanding              5,927.9 5,893.2 5,826.3 5,769.6  5,639.9

  1.15%   1.16%   1.21%    1.52% Allowance for Loan Loss / EOP Loans  1.30%   1.37%   1.48%   1.52%    1.49%


                                 Underperforming Assets
    5.2     6.6    12.6      9.5    Loans 90 days and over
                                      (still accruing)                  6.5    12.2     6.3     9.5     14.1
                                    Non-performing loans:
   19.2    22.7    37.9    100.3       Nonaccrual loans                35.6    35.2    65.2   100.3    116.5
    0.5     0.2    25.9        -       Renegotiated loans               6.6     6.7       -       -        -
---------------------------------                                   -------------------------------  -------------------------------
   19.7    23.0    63.8    100.3          Total non-performing loans   42.2    41.8    65.2   100.3    116.5
---------------------------------                                   -------------------------------  -------------------------------
    3.7     3.6     9.2      7.9    Foreclosed properties               9.2     8.8     9.0     7.9      9.0


  0.35%   0.36%   1.04%    1.74% Non-performing loans / Loans         0.71%   0.71%   1.12%   1.74%    2.07%

   333%    321%    116%      87% Allowance to Non-performing           182%    193%    132%     87%      72%

                                                                                                                              PAGE 7